UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



  Date of Report (Date of earliest events reported)     August 16, 2004
                                                     ---------------------
                                                       (August 16, 2004)
                                                     ---------------------



 Commission   Name of Registrant, State of Incorporation,      I.R.S. Employer
File Number   Address and Telephone Number                    Identification No.
-----------   -------------------------------------------     ------------------

 333-32170    PNM Resources, Inc.                                 85-0468296
              (A New Mexico Corporation)
              Alvarado Square
              Albuquerque, New Mexico  87158
              (505) 241-2700




                         ______________________________

              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.    OTHER EVENTS

The following is a press release issued by the Company on August 16, 2004.

                              FOR IMMEDIATE RELEASE
                             Monday, August 16, 2004

Cascade to Invest $100 Million in PNM Resources Purchase of TNP Enterprises

ALBUQUERQUE, N.M., August 16, 2004 - PNM Resources (NYSE: PNM) today announced that Cascade Investment LLC has agreed to invest $100 million in equity-linked securities to be issued by the company. The securities are a key element in the financing PNM Resources is assembling to fund its $1.024 billion purchase of TNP Enterprises.

"We highly value our relationship with Cascade Investment, and we appreciate their support for our acquisition of TNP," said PNM Resources Chairman, President and Chief Executive Officer Jeff Sterba. "Cascade has been a major PNM Resources shareholder for several years. As a long-term investor, Cascade is committed to our business and shares our vision for the future of our company."

The securities to be issued to Cascade are Hybrid Income Term Security Units with an initial coupon of 6.625 percent. The transaction is to close upon closure of the acquisition of TNP Enterprises by PNM Resources. The securities will convert mandatorily into shares of PNM Resources stock following the third anniversary of the initial issuance. The securities convert at a 20 percent premium on a PNM common stock price of $20.93.

"This is an important first step in completing our financing plan for the acquisition of TNP Enterprises. Not only does it secure a significant component of our equity-linked financing but it does so on mutually advantageous terms," said PNM Resources Senior Vice President and Chief Financial Officer John R. Loyack. "We will continue to look for opportunities to lock in our financing plans as the regulatory approval processes unfold."

PNM Resources has agreed to pay $189 million in cash and common stock for TNP Enterprises. As part of the transaction, PNM Resources will also assume responsibility for a net $835 million in debt and preferred stock issued by TNP and its utility subsidiary, Texas-New Mexico Power. PNM Resources plans to issue about $250 million in common stock, $200 million in equity-linked securities, and about $100 million in long-term debt to finance the purchase and the subsequent retirement of certain TNP debt and preferred stock.

PNM Resources estimates that replacing the more expensive TNP debt and securities with the new financing package will produce net savings of $40 million in annual interest expense for the combined enterprise.
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


Based in Kirkland, Washington, Cascade Investment is a privately-held company that serves as the primary investment vehicle of William Gates, chairman of Microsoft Corp.

TNP Enterprises subsidiary Texas-New Mexico Power provides electric service to 85 cities and more than 252,000 customers in Texas and New Mexico. A second TNP subsidiary, First Choice Power, is a retail electric provider with more than 230,000 customers in Texas. When the TNP acquisition is completed, PNM Resources will serve nearly 716,000 electric customers and 459,000 gas customers in Texas and New Mexico.

The combined company will have revenues of over $2.3 billion and serve a number of growing communities, including Albuquerque, Santa Fe, and Alamogordo in New Mexico, as well as suburban areas around Dallas-Fort Worth, Houston, and Galveston in Texas. Through First Choice, the company will also serve customers in communities throughout the Electric Reliability Council of Texas (ERCOT) region.

PNM Resources is an energy holding company based in Albuquerque, New Mexico. PNM, the principal subsidiary of PNM Resources, serves about 460,000 natural gas customers and 400,000 electric customers in New Mexico. The company also sells power on the wholesale market in the Western U.S. PNM Resources stock is traded primarily on the NYSE under the symbol PNM. For more information about our company, see our Web site at www.PNM.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
--------------------------------------------------------------------------------

Statements made in this news release and documents PNM Resources files with the SEC that relate to future events or our expectations, projections, estimates, intentions, goals, targets and strategies, both with respect to PNM Resources and with respect to the proposed acquisition of TNP Enterprises, are made pursuant to the Private Securities Litigation Reform Act of 1995. You are cautioned that all forward-looking statements are based upon current expectations and estimates and we assume no obligation to update this information. Because actual results may differ materially from those expressed or implied by the forward-looking statements, PNM Resources cautions you not to place undue reliance on these statements. Many factors could cause actual results to differ, and will affect our future financial condition, cash flow and operating results. These factors include, risks and uncertainties relating to the receipt of regulatory approvals of the proposed transaction, the risks that the businesses will not be integrated successfully, the risk that the benefits of the transaction will not be fully realized or will take longer to realize than expected, disruption from the transaction making it more difficult to maintain relationships with customers, employees, suppliers or other third parties, conditions in the financial markets relevant to the proposed transaction, interest rates, weather, fuel costs, changes in supply and demand in the market for electric power, wholesale power prices, market liquidity, the competitive environment in the electric and natural gas industries, the performance of generating units and transmission system, state and federal regulatory and legislative decisions and actions, the outcome of legal

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

proceedings and the performance of state, regional and national economies. For a detailed discussion of the important factors that affect PNM Resources and that could cause actual results to differ from those expressed or implied by our forward-looking statements, please see "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our current and future Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and our current and future Current Reports on Form 8-K, filed with the SEC.

The securities to be issued in the proposed acquisition by PNM Resources of TNP Enterprises have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities laws and may not be reoffered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities.

FOR MORE INFORMATION:
              Analysts Contact:             Lisa Rister at (505) 241-2787
              Media Contact:                Bob Hagan at (505) 241-2621


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  PNM RESOURCES, INC.
                                     (Registrant)


Date:  August 16, 2004                        /s/ Thomas G. Sategna
                                  ---------------------------------------------
                                                Thomas G. Sategna
                                     Vice President and Corporate Controller
                                  (Officer duly authorized to sign this report)



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